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                                                                    EXHIBIT 10.2

                               U.S. REVOLVING NOTE

Lender: Royal Bank of Canada                                       July 30, 2004
Principal Sum: $20,957,358

          For value received, The Jean Coutu Group (PJC) USA Inc., a Delaware corporation (the "U.S BORROWER"), hereby promises to pay to the order of the Lender set forth above (the "LENDER") for the account of its Applicable Lending Office, at the office of National Bank of Canada, (the "CANADIAN ADMINISTRATIVE AGENT") as set forth in the Credit Agreement dated as of July 30, 2004 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT") among The Jean Coutu Group (PJC) Inc., the U.S. Borrower, the banks and other financial institutions from time to time party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Global Transaction Coordinator, National Bank of Canada, as the Canadian Administrative Agent and Deutsche Bank Trust Company Americas as the Term B Administrative Agent, the Principal Sum set forth above (or such lesser amount as shall equal the aggregate unpaid principal amount of all U.S. Revolving Loans made by the Lender to the U.S. Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such U.S. Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such U.S. Revolving Loan until such U.S. Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, payable on demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the rates per annum set forth in the Credit Agreement.

          This note is one of the U.S. Revolving Notes referred to in the Credit Agreement and evidences U.S. Revolving Loans made by the Lender thereunder. Capitalized terms used in this U.S. Revolving Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

          The Credit Agreement provides for the acceleration of the maturity of the U.S. Revolving Loans evidenced by this U.S. Revolving Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of U.S. Revolving Loans upon the terms and conditions specified therein. In the event this U.S. Revolving Note is not paid when due at any stated or accelerated maturity, the U.S. Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees.

          The date, amount, Type and duration of Interest Period (if applicable) of each U.S. Revolving Loan made by the Lender to the U.S. Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each U.S. Revolving Loan then outstanding shall be endorsed by the Lender on the schedule attached to and made a part hereof; PROVIDED that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the U.S. Borrower to make a payment when due of any amount owing under the Credit Agreement or under this U.S. Revolving Note in respect of the U.S. Revolving Loans to be evidenced by this U.S. Revolving Note, and each such recordation or endorsement shall be prima facie evidence of such information.

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          The U.S. Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this U.S. Revolving Note.

          This U.S. Revolving Note and the U.S. Revolving Loans evidenced hereby may be transferred in whole or in part only [by registration of such transfer on the Register maintained for such purpose by or on behalf of the U.S. Borrower] as provided in SECTION 10.06 of the Credit Agreement.

          THIS U.S. REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the U.S. Borrower has caused this U.S. Revolving Note to be executed as of the date first above written.


                                      The Jean Coutu Group (PJC) USA Inc.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

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                         LOANS AND PAYMENTS OF PRINCIPAL

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
                                                                           AMOUNT OF
                     AMOUNT OF                        INTEREST PERIOD      PRINCIPAL         NOTATION
     DATE              LOAN              TYPE         (IF APPLICABLE)       REPAID            MADE BY
---------------   ---------------   ---------------   ---------------   ---------------   ---------------





































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